UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
September 15, 2006
CRAFTMADE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-26667 (Commission File No.)	75-2057054 (IRS Employer Identification No.)
650 South Royal Lane, Suite 100
Coppell, Texas 75019
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 393-3800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
The information presented in Item 2.01 hereof is hereby incorporated by reference in this Item 1.01.
Section 2 – Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets.
On September 15, 2006 (the “Closing Date”), Craftmade International, Inc., a Delaware corporation (the “Company”), Trade Source International, Inc., a Delaware corporation, a wholly-owned subsidiary of the Company (the “Subsidiary”), and Robert Lackey (the “Shareholder”) entered into a Stock Purchase Agreement (the “Agreement”), pursuant to which the Subsidiary acquired from the Shareholder all of the issued and outstanding shares of capital stock of Marketing Impressions, Inc., a Georgia corporation (“Marketing Impressions”), effective as of July 1, 2006 (the “Acquisition”). The Agreement contained usual and customary representations and warranties and indemnification provisions.
Marketing Impressions owns a 50% interest in Prime/Home Impressions, LLC, a North Carolina limited liability company (“PHI”), and supplies the Company with certain fan accessory products. Marketing Impressions and PHI are parties to a service agreement pursuant to which Marketing Impressions provides PHI with product development and other related services, and a supply agreement pursuant to which Marketing Impressions is the exclusive supplier of ceiling medallions to PHI. The terms of the Acquisition, including the purchase price, were negotiated on an arm’s length basis.
Prior to the Acquisition, the Company indirectly owned a 50% interest in PHI. As a result of the Acquisition, the Company indirectly owns a 100% interest in PHI, and PHI will be able to directly source its fan accessory products. The Acquisition will be accounted for on the basis of the purchase method of accounting.
The total purchase price of the Acquisition is based on an initial payment plus a percentage of gross profit of the fan accessories and ceiling medallion business of the Subsidiary, PHI and Marketing Impressions (the “Business”), without any reductions for vendor displays and annual reset costs. The total purchase price, including amounts for (i) the personal goodwill of Shareholder and Robert W. Lackey, Jr. (“RWL, Jr.”) pursuant to the terms of an Agreement for the Purchase and Sale of Personal Goodwill entered into between the Subsidiary and each of the Shareholder and RWL, Jr., (ii) the purchase of all of the intellectual property rights previously owned by Shareholder, RWL, Jr., and certain of their affiliates (the “IP Assignors”) that have been used in fan accessories manufactured, marketed or sold in connection with the Business pursuant to an Intellectual Property Assignment between the Subsidiary and the IP Assignors, (iii) the consideration for non-compete covenants of Shareholder and RWL, Jr. made pursuant to the terms of a Non Competition Agreement between the Subsidiary and each of Shareholder and RWL, Jr.. and (iv) the consideration for consulting services of Imagine One Resources, LLC, a North Carolina limited liability company (“Imagine One”), an affiliate of the Shareholder and RWL, Jr., pursuant to the terms of a Consulting Agreement among Imagine One and the Company and the Subsidiary, is summarized as follows:

Initial Purchase Amount Due at Closing	$2,199,010
Percent of Adjusted Gross Profit July 1, 2006 to August 31, 2011	22%
Additional Percent of Adjusted Gross Profit July 1, 2006 to June 30, 2007 (not to exceed $750k)	15%

The Company currently estimates that the future payout based on future levels of gross profit through August 31, 2011 to be a total of $6,433,000.
The Company funded the initial $2.2 million cash portion of the purchase price consideration by drawing on its line of credit with The Frost National Bank (the “Bank”). In order to secure its obligations to pay the future percentage of adjusted gross profit of the Business as described above, the Subsidiary, PHI and Marketing Impressions each granted a security interest to Shareholder, RWL, Jr. and certain of their affiliates (“Junior Secured Parties”) in the assets of the Business pursuant to a Partially Subordinate Security Agreement. The security interest granted to the Junior Secured Parties with regard to accounts and inventory of the Business is subordinate to the security interest held therein by the Bank, pursuant to the terms of a Subordination Agreement among Shareholder, individually and as agent for RWL, Jr. and certain of Shareholder’s and RWL, Jr.’s affiliates, the Company, the Subsidiary, PHI, Marketing Impressions and the Bank.
The foregoing is a summary of the terms of the Agreement, the Agreements for the Purchase and Sale of Personal Goodwill, the Intellectual Property Assignment, the Non-Competition Agreements, the Consulting Agreement, the Partially Subordinate Security Agreement and the Subordination Agreement, and does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, the Agreements for the Purchase and Sale of Personal Goodwill, the Intellectual Property Assignment, the Non-Competition Agreements, the Consulting Agreement, the Partially Subordinate Security Agreement and the Subordination Agreement, which are filed as Exhibits 10.1 through 10.9 hereto.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information presented in Item 2.01 hereof is hereby incorporated by reference in this Item 2.03.
Section 7 – Regulation FD
Item 7.01 Regulation FD Disclosure.
On September 15, 2006, the Company issued a press release announcing that, through the Subsidiary, it had acquired all of the outstanding capital stock of Marketing Impressions, Inc. A copy of this press release is being furnished as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits.
Exhibits.
The following exhibits are furnished with this Form 8-K:

10.1*	Stock Purchase Agreement between Craftmade International, Inc., Trade Source International, Inc., and Robert W. Lackey, dated September 15, 2006.

Pursuant to Item 601(b)(2) of Regulation S-K, the Company has not filed herewith the schedules and exhibits to the foregoing exhibit and agrees to furnish supplementally to the Securities and Exchange Commission, upon request, any omitted schedules or similar attachments to the foregoing exhibit.

10.2*	Agreement for the Purchase and Sale of Personal Goodwill between Trade Source International, Inc. and Robert Lackey, dated September 15, 2006.

10.3*	Agreement for the Purchase and Sale of Personal Goodwill between Trade Source International, Inc. and Robert Lackey, Jr., dated September 15, 2006.

10.4*	Intellectual Property Assignment by and between Trade Source International, Inc., Robert W. Lackey, Robert W. Lackey, Jr., RWL Incorporated f/k/a Robert W. Lackey Corporation and R.L. Products Corporation, dated September 15, 2006.

10.5*	Non-Competition Agreement between Trade Source International, Inc. and Robert W. Lackey, dated September 15, 2006.

10.6*	Non-Competition Agreement between Trade Source International and Robert W. Lackey, Jr., dated September 15, 2006.

10.7*	Consulting Agreement by and between Craftmade International, Inc., Trade Source International, Inc. and Imagine One Resources, LLC, dated September 15, 2006.

10.8*	Partially Subordinate Security Agreement among Trade Source International, Inc., Marketing Impressions, Inc., Prime Home Impressions, LLC, and Robert Lackey, (“Lackey”), as collateral agent for Lackey, Robert W. Lackey, Jr., Imagine One Resources, LLC, RWL Corporation and R.L. Products Corporation, dated September 15, 2006.

10.9*	Subordination Agreement by and among Robert W. Lackey (“Lackey”), as collateral agent for Lackey, Robert W. Lackey, Jr., Imagine One Resources, LLC, RWL Corporation, R.L. Products Corporation, and The Frost National Bank, Trade Source International, Inc., Marketing Impressions, Inc., Prime Home Impressions, LLC and Craftmade International, Inc., dated September 15, 2006.

99.1*	Press release of the Company, dated September 15, 2006.

*	Each document marked with an asterisk is filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFTMADE INTERNATIONAL, INC.
Date: September 18, 2006	By:	/s/ J. Marcus Scrudder
J. Marcus Scrudder
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1*	Stock Purchase Agreement between Craftmade International, Inc., Trade Source International, Inc., and Robert W. Lackey, dated September 15, 2006.

Pursuant to Item 601(b)(2) of Regulation S-K, the Company has not filed herewith the schedules and exhibits to the foregoing exhibit and agrees to furnish supplementally to the Securities and Exchange Commission, upon request, any omitted schedules or similar attachments to the foregoing exhibit.

10.2*	Agreement for the Purchase and Sale of Personal Goodwill between Trade Source International, Inc. and Robert Lackey, dated September 15, 2006.

10.3*	Agreement for the Purchase and Sale of Personal Goodwill between Trade Source International, Inc. and Robert Lackey, Jr., dated September 15, 2006.

10.4*	Intellectual Property Assignment by and between Trade Source International, Inc., Robert W. Lackey, Robert W. Lackey, Jr., RWL Incorporated f/k/a Robert W. Lackey Corporation and R.L. Products Corporation, dated September 15, 2006.

10.5*	Non-Competition Agreement between Trade Source International, Inc. and Robert W. Lackey, dated September 15, 2006.

10.6*	Non-Competition Agreement between Trade Source International and Robert W. Lackey, Jr., dated September 15, 2006.

10.7*	Consulting Agreement by and between Craftmade International, Inc., Trade Source International, Inc. and Imagine One Resources, LLC, dated September 15, 2006.

10.8*	Partially Subordinate Security Agreement among Trade Source International, Inc., Marketing Impressions, Inc., Prime Home Impressions, LLC, and Robert Lackey, (“Lackey”), as collateral agent for Lackey, Robert W. Lackey, Jr., Imagine One Resources, LLC, RWL Corporation and R.L. Products Corporation, dated September 15, 2006.

10.9*	Subordination Agreement by and among Robert W. Lackey (“Lackey”), as collateral agent for Lackey, Robert W. Lackey, Jr., Imagine One Resources, LLC, RWL Corporation, R.L. Products Corporation, and The Frost National Bank, Trade Source International, Inc., Marketing Impressions, Inc., Prime Home Impressions, LLC and Craftmade International, Inc., dated September 15, 2006.

99.1*	Press release of the Company, dated September 15, 2006.